UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2020

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share

	NI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the matters acted upon by the stockholders of the Company at the Annual Stockholder Meeting held on May 19, 2020, as described in the Company’s Proxy Statement filed on April 13, 2020, and the final voting results for each matter.

Proposal 1: Election of Directors. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	323,560,076	2,259,091	598,068	21,451,759
Theodore H. Bunting, Jr.	323,935,341	1,996,121	485,773	21,451,759
Eric L. Butler	323,386,075	2,482,292	548,868	21,451,759
Aristides S. Candris	323,609,482	2,338,831	468,922	21,451,759
Wayne S. DeVeydt	323,581,176	2,321,259	514,800	21,451,759
Joseph Hamrock	323,764,974	2,102,855	549,406	21,451,759
Deborah A. Henretta	322,233,594	3,532,191	651,450	21,451,759
Deborah A.P. Hersman	324,087,355	1,798,470	531,410	21,451,759
Michael E. Jesanis	317,522,122	8,405,068	490,045	21,451,759
Kevin T. Kabat	317,838,188	8,104,352	474,695	21,451,759
Carolyn Y. Woo	313,017,111	12,837,811	562,313	21,451,759
Lloyd M. Yates	322,809,404	3,117,375	490,456	21,451,759

Each nominee was elected.

Proposal 2: Approval of Named Executive Officer Compensation on an Advisory Basis. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
315,232,182	10,031,401	1,153,652

There were 21,451,759 broker non-votes as to Proposal 2.

Proposal 2 was approved on an advisory basis.

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2020. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
343,175,566	4,013,543	679,885

There were no broker non-votes as to Proposal 3.

Proposal 3 was approved.

Proposal 4: Approval of the NiSource Inc. 2020 Omnibus Incentive Plan. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
315,264,446	10,089,270	1,063,519

There were 21,451,759 broker non-votes as to Proposal 4.

Proposal 4 was approved.

Proposal 5: Stockholder Proposal Regarding Stockholder Right to Act by Written Consent. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
120,422,844	204,388,663	1,605,728

There were 21,451,759 broker non-votes as to Proposal 5.

Proposal 5 was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

May 21, 2020	By:	/s/ Anne-Marie W. D’Angelo
Anne-Marie W. D’Angelo
Senior Vice President, General Counsel and Corporate Secretary